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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 (333-______) of our reports dated February 9, 2001, included in L90, Inc.'s Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.



/s/ Arthur Andersen LLP

Los Angeles, California
May 21, 2001